March 12, 1998

Mr. Stephen A. Wynn
Chairman of the Board, President
  and Chief Executive Officer
Mirage Resorts, Incorporated
3400 Las Vegas Boulevard South
Las Vegas, Nevada  89109

Dear Steve:

This confirms the agreement this date between Bellagio and you with respect to the seven works of fine art set forth on Exhibit `A' hereto (collectively, the "Works"), which you purchased from an independent party on March 9, 1998 at a total purchase price of $50,000,000.

     1.   The January 14, 1998 agreement between Bellagio and you
(the "Original Agreement") is hereby amended to provide that, effective this date, the Exhibit `B' Art referenced therein which you are renting to Bellagio shall include the Works.

     2. The terms of the rental of the Works shall be the same as those set forth in the Original Agreement with respect to the Exhibit `B' Art, except that the annual rental for each of the Works, payable monthly in advance, shall be the "Annual Rental," as set forth on Exhibit 'A' hereto.

     3. The Exhibit `B' Art (including the Works) shall be maintained on public display and shall be available for educational purposes in any hotel-casino operated by any wholly owned subsidiary of Mirage Resorts, Incorporated in conformity with the requirements of NRS 361.068(k) and NRS 374 and any regulations promulgated thereunder.

Please sign below to confirm your agreement to the foregoing.
My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO

       ROBERT H. BALDWIN
By:  __________________________
     ROBERT H. BALDWIN
     President and Chief
        Executive Officer

I hereby agree to the foregoing.

      STEPHEN A. WYNN
______________________________
           STEPHEN A. WYNN

cc:    Bruce A. Levin
       Peter C. Walsh
       James E. Pettis
                              Exhibit 10(ccc)

                                 Exhibit 'A'

                                                 Allocated
                                                 Purchase          Annual
     Artist                 Title                  Price           Rental
------------------- -------------------------   -----------       --------
Jasper Johns        "Highway" 1959              $ 9,322,034       $111,864
                    Encaustic and collage
                    on canvas
                    33-1/2 X 27 inches

Franz Kline         "August Day" 1957             2,542,373         30,508
                    Oil on canvas
                    92 X 78 inches

Willem DeKooning    "Police Gazette" 1955       11,864,407         142,373
                    Mixed media on canvas
                    42-7/8 X 39-5/8 inches

Roy Lichtenstein    "Torpedo...Los!" 1963       12,711,864         152,542
                    Oil on canvas
                    68 X 80 inches

Jackson Pollock     "Frieze" 1953-1955           9,322,034         111,864
                    Oil, enamel and aluminum
                    paint on canvas
                    26-1/8 X 85-7/8 inches

Robert Rauschenberg "Small Red Painting" 1954     3,389,831         40,678
                    Combine painting
                    27-1/2 X 2 X 4-3/4 inches

Cy Twombly          "Untitled" 1961                 847,458         10,169
                    Acrylic, colored crayons
                    and graphite on canvas
                    102.4 X 148.1 cms.